UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Talen Joint Venture

On October 2, 2024, (the “Closing Date”), TeraWulf (Thales) LLC (“TeraWulf Member”), a subsidiary of TeraWulf Inc. (“TeraWulf” or the “Company”), entered into a Purchase and Sale Agreement (including all exhibits attached thereto, the “Nautilus Purchase and Sale Agreement”) with Cumulus Coin LLC (“Cumulus Member”, and together with TeraWulf Member, each a “Member” and collectively the “Members”), an affiliate of Talen Energy Corporation, and Nautilus Cryptomine LLC (“Nautilus”), pursuant to which Cumulus Member agreed to purchase from TeraWulf Member, and TeraWulf Member agreed to sell to Cumulus Member, all of TeraWulf Member’s equity interests in Nautilus and the Nautilus Cryptomine facility (the “Purchase and Sale”). The closing of the Purchase and Sale will occur simultaneously with the execution of the Nautilus Purchase and Sale Agreement on the Closing Date.

In connection with the Purchase and Sale, Nautilus has agreed to (a) distribute to the TeraWulf Member all bitcoin mined by Nautilus prior to the closing and not previously transferred to the Members pro rata in accordance with the TeraWulf Member’s ownership interest in Nautilus and (b) transfer to TeraWulf Member all of Nautilus’ right, title and interest in and to all of its miners, including miners contributed by the Cumulus Member, as well as certain other related equipment owned by Nautilus. Cumulus Member has agreed to pay $85,000,000 in cash at closing to TeraWulf Member for all of the equity interest held by TeraWulf Member, which is subject to a customary working capital adjustment. Effective as of the Closing Date, TeraWulf Member will no longer own any equity interests or have any further rights as a Member of Nautilus under the amended and restated limited liability company agreement for Nautilus, effective February 1, 2023 (as amended from time to time).

The Nautilus Purchase and Sale Agreement includes customary representations and warranties and customary covenants, including, among others, that Cumulus Member will pay 25% of the net proceeds received in excess of $300,000,000 in the aggregate in any future sale of all or substantially all of the assets, or a majority of the equity interests of Nautilus.

The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

The disclosure under Item 1.01 is incorporated herein.

Item 7.01. Regulation FD Disclosure.

On October 3, 2024, TeraWulf issued a press release (“Press Release”) announcing the Purchase and Sale. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Purchase and Sale Agreement, by and among TeraWulf (Thales) LLC, Cumulus Coin LLC and Nautilus Cryptomine LLC, dated as of October 2, 2024
99.1	Press Release, dated October 3, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf and/or its business; (12) potential differences between the unaudited results disclosed in this release and the Company’s final results when disclosed in its Annual Report on Form 10-K as a result of the completion of the Company’s final adjustments, annual audit by the Company’s independent registered public accounting firm, and other developments arising between now and the disclosure of the final results; and (13) other risks and uncertainties detailed from time to time in the Company’s filings with the SEC. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Patrick Fleury
	Name:	Patrick Fleury
	Title:	Chief Financial Officer

Dated: October 3, 2024